NASDAQ: FFCH
As of June 30, 2010
Exhibit 99.1

Forward-looking Statements
The Private Securities Litigation Report Act of 1995 provides a "safe harbor" for certain forward-looking statements. This presentation contains forward-looking statements with respect to the Company’s financial condition, results of operations, plans, objectives, future performance or business. These forward-looking statements are subject to certain risks and uncertainties, including those identified below, which could cause future results to differ materially from historical results or those anticipated. The words "believe," "expect," "anticipate," "intend," "estimate," "goals," "would," "could," "should" and other expressions which indicate future events and trends identify forward-looking statements. We caution readers not to place undue reliance on these forward-looking statements, which is based only on information actually known to the Company, speak only as of their dates, and if no date is provided, then such statements speak only as of today.
There are a number important factors that could cause future results to differ materially from historical results or those anticipated, including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; the accuracy of the results of our internal stress test and the assumptions we used to derive such results; results of examinations of us by the Office of Thrift
Supervision or the Federal Deposit Insurance Corporation or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; changes in premiums or claims that adversely affect our insurance segment; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; future legislative changes in the TARP Capital Purchase Program and other risks described elsewhere in the Company’s reports filed with the Securities and Exchange Commission, including the 2009 Annual Report on Form 10-K for the fiscal year ended September 30, 2009, the Company’s quarterly reports on Form 10-Q, other documents and the prospectus supplement filed with the SEC on September 21, 2009.

First Financial Holdings, Inc.
North Carolina
South Carolina
Burlington
Rock Hill
Union
Laurens
Winnsboro
Conway
Wilmington
Florence
Columbia
Sunset Beach
Myrtle Beach
Charleston
Ridgeland
Beaufort
Hilton Head Island

Corporate Profile
(1) Based on the average for the five fiscal years ending September 30, 2009.
 Calculation excludes gains/losses on sales of investments, other than temporary impairment, and gains/losses on disposition of assets
 • Coastal Carolina’s “Most Convenient Bank”
 – $3.3 billion in Total Assets
 – Headquartered in Charleston, SC; 65 banking offices
 – Now offering seven-day a week banking in Charleston,
 Myrtle Beach and Wilmington
 • Diversified business mix
 - Non-interest income approximates 37.7%
  of total revenue (1)
 - 13 insurance offices / 25 brokerage offices
 - Enhanced wealth management platform
 • Strategic April 2009 FDIC-assisted transaction
 - Cape Fear Bank, Wilmington, NC
 - 8 branches and $306 million in deposits
 - $28.9 million Q3’09 gain and protection against future
 credit losses
 • Planned Market Expansion
 - Greenville-Spartanburg and Columbia, SC
 - Raleigh-Durham, NC
 - Savannah, GA
 - Jacksonville, FL
 • Experienced management team
 - Important new hires
First Financial Holdings, Inc.
Retail Banking Offices (47) In-Store Offices (18) First Southeast Insurance Services (13) Kimbrell Insurance Group (1) First Southeast Investor Services (25)

Experienced Management Team
• Named Executive Officer and Director ownership equals 4.7% (1)
(1) Based on December 16, 2009 Company proxy statement. Ownership includes common stock and options exercisable within 60 days.
Name
Position
Age
Years of
Financial
Services
Experience
Relevant
Experience
R. Wayne Hall
President and Chief Executive Officer
60
34
EVP / CRO at Provident Bank
A. Thomas Hood
President of First Federal
64
38
Joined First Federal in 1975
Blaise B. Bettendorf
Executive Vice President - Chief Financial Officer
47
26
SVP / CFO at Carolina Commerce Bank,
and Summit National Bank; Previously
Audit Manager with PricewaterhouseCoopers
J. Dale Hall
Executive Vice President - Chief Banking Officer
62
40
SVP / Commercial Market Executive
at Bank of America
Joseph W. Amy
Executive Vice President - Chief Credit Officer
60
36
Credit positions at Mellon and Fifth Third Bank
Richard A. Arthur
Executive Vice President - Retail Banking
38
14
SVP at Bank of America
Robert L. Davis
Executive Vice President - Corporate Counsel
57
28
Managing Director and General Counsel at
Provident Bankshares Corporation/Provident
Bank
Jerry P. Gazes
Executive Vice President - Human Resources
62
36
Joined First Financial/First Federal in 1974
John N. Golding
Executive Vice President - Commercial Banking
42
20
SVP at Wachovia/Wells Fargo
Eartha C. Morris
Executive Vice President - Support Services
53
32
EVP / COO at Congressional Bank
EVP / Head of Bank Operations at PNC Bank
(formerly Riggs National Bank)
Allison A. Rhyne
Executive Vice President - Insurance Services
57
31
Joined First Financial in 1997
Daniel S. Vroon
Executive Vice President - Wealth Management
42
13
Bank of America

Highly Attractive Markets
Note: FDIC deposit data as of June 30, 2009
(1) Beaufort County, South Carolina
(2) FFCH Banking Markets consist of the 3 North Carolina and 7 South Carolina counties
(3) Weighted average based on FDIC deposit data as of June 30, 2009
Data Source: SNL Financial
4.79%
US Average
645,729
359,383
264,423
62,931
132,947
157,963
1,623,376
4,524,760
9,370,242
8.31
%
14.66
%
16.22
%
4.08
%
3.04
%
11.64
%
11.00
%
6.10
%
8.13%
$51,624
$50,477
$46,996
$45,158
$45,101
$62,527
$51,132
$48,210
$51,418
5.41
%
4.07
%
4.10
%
6.12
%
5.81
%
1.16
%
4.56
%
4.74
%
4.31%
$9,555
$6,078
$5,570
$1,178
$2,127
$3,547
$28,199
$69,795
$303,455
$1,431
$326
$301
$92
$166
$97
$2,413
$2,088
$326
14.98
%
5.36
%
5.41
%
7.84
%
7.81
%
2.73
%
8.61
%
2.99
%
0.11%
2
7
10
5
5
14
4
7
49
Population
Projected Population Growth
Median Household Income ($)
(3)
Projected Median HHI Growth
(3)
First Federal Deposits ($mm)
Market Share %
Market Share Rank
Total Deposits in Market ($mm)
2009-2014 Projected Household Growth Rate in Number of Households
9.54%
15.95%
17.76%
5.53%
4.05%
12.04%
12.20%
7.27%
8.66%
0%
5%
10%
15%
20%
Charleston
MSA
Wilmington
MSA
Myrtle Beach
MSA
 Georgetown
Cty
 Florence
Cty
Hilton Head
All FFCH
Markets
SC
NC
(2)
(1)

Market Share
Note: Dollars in millions
(1) Financial information as of June 30, 2009
Data Source: SNL Financial
June '09
June '08
% of
Total
Total
Market
Market
Total
Charleston MSA
Headquarters
Assets
(1)
Deposits
Share
Share
Deposits
Total Deposit
1
Wells Fargo & Co.
San Francisco, CA
$
1,284,176
$
2,155

22.6
%
24.8
%
0.3%
Market=
2
First Financial Holdings, Inc.
Charleston, SC
3,607
1,431

15.0
13.4
59.3
$9,555
3
Bank of America Corp.
Charlotte, NC
2,254,394
1,268

13.2
13.4
0.1
4
Synovus Financial Corp.
Columbus, GA
34,350
624

6.5
6.6
2.3
5
First Citizens Bancorp.
Columbia, SC
7,099
510

5.4
5.7
6.5
6
Tidelands Bancshares Inc.
Mount Pleasant, SC
824
472

5.0
4.6
80.9
7
BB&T Corp.
Winston-Salem, NC
152,398
450

4.7
4.9
0.4
8
Carolina Financial Corporation
Charleston, SC
1,132
390

4.1
4.6
49.7
9
Southcoast Financial Corp.
Mount Pleasant, SC
520
361

3.7
4.2
100.0
10
South Financial Group, Inc.
Greenville, SC
12,588
260

2.7
2.5
2.7
Top 10 Institutions
$
7,921
82.9
%
84.7
%
June '09
June '09
June '08
% of
Total
Total
Market
Market
Total
Wilmington MSA
Headquarters
Assets
(1)
Deposits
Share
Share
Deposits
Total Deposit
1
BB&T Corp.
Winston-Salem, NC
$
152,398
$
1,632

26.9
%
26.2
%
1.5%
Market=
2
Wells Fargo & Co.
San Francisco, CA
1,281,476
818

13.4
14.2
0.1
$6,078
3
First Citizens BancShares Inc.
Raleigh, NC
17,318
613

10.1
10.0
3.7
4
Bank of America, Corp.
Charlotte, NC
2,254,394
606

10.0
10.2
0.1
5
First Bancorp
Troy, NC
3,518
458

7.5
7.4
15.9
6
RBC Bancorporation
Raleigh, NC
29,938
412

6.8
5.9
2.2
7
First Financial Holdings, Inc.
Charleston, SC
3,607
326

5.4
7.5
13.5
8
Security Savings Bank SSB
Southport, NC
422
244

4.0
4.2
82.6
9
SunTrust Banks Inc.
Atlanta, GA
176,735
208

3.4
3.0
0.2
10
NewBridge Bancorp
Greensboro, NC
2,065
133

2.2
2.6
8.0
Top 10 Institutions
$
5,450
89.7
%
91.2
%
June '09

Recent Economic Developments
• Boeing Co. is building its second Dreamliner assembly line in North Charleston. With this announcement, South
 Carolina has landed one of the biggest economic development deals in recent history. Boeing will invest at least
 $750 million and create 3,800 direct full-time positions over seven years and it is expected that Boeing suppliers will also add additional jobs to the market.
• Boeing announced a planned expansion of its S.C. operations, unveiling plans for a new interior fabrication and assembly facility. Boeing Fabrication Interiors South Carolina will service the plane maker’s new Dreamliner plant, enabling the company to more nimbly put the finishing touches on its new products. About 150 new jobs will be created, including positions for mechanics, major equipment operators, engineers, supply chain logistics personnel, project managers and management, among others.
• Historically, about 70% of Boeing’s revenue from its commercial airplanes division is from customers outside the
 United States. This means many of their international clients will be coming to Charleston, providing a boost to the local hospitality industry.
• A new wind turbine drivetrain testing facility will be constructed at Clemson University Restoration Institute
 (CURI) Wind Energy R&D Center. The project has received a $45 million grant from the U.S. Department of
 Energy. That money will be combined with $53 million in matching funding and in-kind work and donations for the construction and operation of the testing facility. According to the U.S. Department of Energy, the development of wind energy could create as many as 20,000 jobs for the Palmetto State.
• Southwest Airlines announced that it intends to fly out of Charleston International Airport in 2011. They have been studying opportunities within South Carolina for some time, saying these markets are attractive business and leisure destinations for existing customers and entry points for new customers.
• SCRA, a global leader in applied research recently announced that Inverson Genetic Diagnostics, Inc. is the fifth and latest tenant to move into the SCRA MUSC Innovation Center. The SCRA MUSC Charleston Innovation
 Center attracts and supports start-up companies with wet lab and equipment space, primarily in concert with entrepreneurs commercializing MUSC research.

Loan Portfolio and Credit Quality

Commercial Construction
Loan Composition - June 30, 2010
Note: Dollars in millions
(1) Covered loans represent those acquired in the Cape Fear Bank FDIC-assisted transaction that are subject to a loss-sharing agreement with the FDIC
Loan Composition
Real Estate - Residential
Real Estate - Construction
Commercial Real Estate
Commercial Business
Land
Total Consumer
3%
9%
31%
1%
38%
17%
1%
Non-
Covered
Covered

(1)
Total
% of
Portfolio
Real Estate - Residential
$
970
$
27
$
997
38.5%
Real Estate - Construction
18
2
20
0.8%
Commercial Real Estate
355
85
440
17.0%
Commercial Construction
23
7
30
1.2%
Commercial Business
80
6
86
3.3%
Land
177
46
223
8.6%
Total Consumer
761
34
795
30.6%
Home Equity
367
31
398
15.3%
Manufactured Housing
265
--
265
10.2%
Marine
69
--
69
2.7%
Credit Cards
18
--
18
0.7%
Other
42
3
45
1.7%
Total Loans
$
2,384
$
207
$
2,591
100.0%

Loan Composition - June 30, 2010
Note: Dollars in thousands
(1) LTVs at time of origination
Real Estate -
Residential
Real Estate -
Construction
Commercial Real
Estate
Commercial
Construction
Commercial Business
Land -
Residential
Land -
Commercial
Outstanding Balance
$
997,345
$
20,017
$
439,646
$
29,893
$
86,423
$
95,818
$
126,746
Average Loan Amount
146
194
379
934
51
156
239
Weighted Average LTV
69.4
%
73.0
%
56.7
%
62.6
%
30.0
%
73.2
%
72.5%
LTV Distribution:
(1)
>=91%
14
%
2
%
2
%
--
11
%
7
%
5%
80% to 90%
28
36
20
19
9
43
34
51% to 79%
36
55
41
63
10
35
43
=<50%
22
7
37
18
70
15
18
Fixed Rate
56
%
59
%
86
%
69
%
44
%
93
%
78%
Variable Rate
44
41
14
31
56
7
22
Home
Equity
Manufactured
Housing
Marine
Other
Total Consumer Before
Credit Cards
Credit Cards
Total Consumer
Outstanding Balance
$
398,366
$
264,652
$
68,666
$
45,178
$
776,862
$
18,069
$
794,931
Average Loan Amount
59
39
16
5
28
--
Weighted Average LTV
58.1
%
85.3
%
76.9
%
16.4
%
36.0
%
--
LTV Distribution:
(1)
>=91%
1
%
40
%
29
%
5
%
16
%
--
80% to 90%
34
38
40
8
27
--
51% to 79%
26
17
17
6
15
--
=<50%
39
5
14
81
42
--
Fixed Rate
--
100
%
100
%
37
%
53
%
--
Variable Rate
100
--
--
63
47
100
Consumer

Loan Geographic Distribution - June 30, 2010
Note: Dollars in thousands
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
Charleston
Florence
Grand Strand
Hilton Head
Wilmington, NC
Other
Residential Real Estate
Commercial Real Estate
Land
Home Equity
Real Estate Construction
Commercial Construction
Real Estate-
Residential
%
Commercial
Real Estate
%
Land
%
Home Equity
%
Real Estate
Construction
%
Commercial
Construction
%
Charleston
$
598,159
60.0
%
$
214,074
48.7
%
$
103,622
46.6
%
$
222,615
55.9
%
$
10,868
54.3
%
$
16,553
55.5%
Florence
42,698
4.3
%
19,478
4.5
%
7,380
3.3
%
18,192
4.6
%
76
0.4
%
681
2.3%
Grand Strand
137,673
13.8
%
62,997
14.3
%
36,016
16.2
%
63,647
16.0
%
2,441
12.2
%
3,023
10.1%
Hilton Head
81,680
8.2
%
28,649
6.5
%
16,679
7.5
%
46,659
11.7
%
2,112
10.6
%
762
2.5%
Wilmington, NC
53,155
5.3
%
96,899
22.0
%
49,865
22.4
%
39,219
9.8
%
3,391
16.9
%
6,051
20.2%
Other
83,980
8.4
%
17,549
4.0
%
9,002
4.0
%
8,034
2.0
%
1,129
5.6
%
2,823
9.4%
Total
$
997,345
100.0
%
$
439,646
100.0
%
$
222,564
100.0
%
$
398,366
100.0
%
$
20,017
100.0
%
$
29,893
100.0%
Portfolio Balance

Credit Administration
• Credit policies revised in June 2009 to implement more stringent underwriting guidelines
• Chief Credit Officer started September 1, 2009
 – Separation of Chief Credit and Chief Lending Officer positions
• Established standalone Credit Risk Management department in September 2009
 – Central portfolio credit risk reporting; portfolio concentration management
• Strengthened Special Assets department in November 2009
• Thorough internal loan review driven by Chief Credit Officer
 – Initially focused on higher-risk loan categories
 – Analyzed all commercial loans in excess of $1.0 million
 – Total commercial penetration of approximately 62% (commercial real estate = 56%; commercial construction = 84%; land / A&D = 93%)
 – Evaluating home equity lines à updating individual property values and borrower credit rating
• Quarterly independent loan review by nationally recognized firm
 – Initial report delivered on September 25, 2009, resulting in an increase in loan loss provisions
 – Targeted annual penetration of approximately 60%
 – Engaged for FY 2011

Credit Trends
Note: Dollars in millions
(1) Excludes loans past due 90+ days and still accruing interest
(2) Includes loans past due 90+ days and still accruing interest
(3) Texas Ratio defined as loans 30-89 days past due + Nonperforming Assets / Tangible Common Equity + ALLL
(4) Covered assets represent those acquired in the Cape Fear Bank FDIC-assisted transaction that are subject to a loss-sharing agreement
Data Source: SNL Financial; Company documents
Delinquent Loans
(1)
$
33.4
$
35.4
$
43.0
$
40.5
$
25.6
% of Total Gross Loans
1.40
%
1.33
%
1.63
%
1.55
%
0.99
%
Non-Performing Loans
(2)
$
66.5
$
80.6
$
108.8
$
135.8
$
132.2
% of Total Gross Loans
2.49
%
3.03
%
4.12
%
5.20
%
5.10
%
OREO
$
12.9
$
22.0
$
20.9
$
12.0
$
12.6
Total Non-Performing Assets
$
79.4
$
102.6
$
129.7
$
147.8
$
144.8
NPAs / Assets
2.20
%
2.92
%
3.73
%
4.37
%
4.35
%
Classified Assets / Tier 1 Capital (Thrift)
55.20
%
68.79
%
83.64
%
81.05
%
85.20
%
Texas Ratio (Thrift)
(3)
35.47
40.65
50.84
54.31
45.76
Excluding Covered Assets
(4)
Total Non-Performing Assets
$
72.4
$
95.1
$
118.8
$
134.8
$
131.3
NPAs / Assets
2.01
%
2.71
%
3.42
%
3.99
%
3.95
%
Classified Assets / Tier 1 Capital (Thrift)
55.20
%
67.75
%
78.11
%
75.33
%
75.96
%
Texas Ratio (Thrift)
(3)
33.00
37.94
46.00
49.66
41.35
Jun-10
Sep-09
Dec-09
Mar-10
Jun-09

Credit Quality - June 30, 2010
Note: Dollars in thousands
(1) Excludes 90+ past due and still accruing interest
(2) Cape Fear covered loans represent $9.4 million of the NPLs. Excluding this balance FFCH’s total NPLs/Gross Loans and ALLL/ NPLs would have equaled 4.8% and 70.5% respectively, as of June 30, 2010; includes loans 90+ days past due and still accruing interest.
Total
Portfolio
Total
Delinquent
(1)
Total
NPLs
(2)
NPLs
as a % of
Category Gross
Loans
(2)
ALLL
ALLL
as a % of
Category
Gross Loans
ALLL /
NPLs
(2)
YTD
NCOs
YTD NCOs /
Avg Loans
Real Estate - Residential
$
997,345
$
8,622
$
29,019
2.91%
$
14,211
1.42
%
48.97
%
$
10,949
1.50%
Real Estate - Construction
20,017
--
2,256
11.27
982
4.91
43.53
2,810
12.08
Commercial Real Estate
439,646
4,158
23,917
5.44
17,227
3.92
72.03
10,460
3.21
Commercial Construction
29,893
--
3,481
11.64
1,154
3.86
33.15
2,216
6.19
Commercial Business
86,423
1,543
3,706
4.29
6,759
7.82
182.38
3,660
5.49
Land
222,564
2,049
57,807
25.97
23,930
10.75
41.40
42,122
21.15
Consumer
Home Equity
398,366
5,320
8,531
2.14
12,795
3.21
149.98
10,894
3.64
Manufactured Housing
264,652
2,992
3,189
1.20
4,133
1.56
129.60
2,333
1.23
Marine
68,666
425
136
0.20
2,884
4.20
2,120.59
1,634
3.01
Credit Cards
18,069
306
170
0.94
1,233
6.82
725.29
706
5.27
Other
45,178
221
16
0.04
1,637
3.62
10,231.25
1,359
3.76
Total
$
2,590,819
$
25,636
$
132,228
5.10%
$
86,945
3.36
%
65.75
%
$
89,143
4.51%

0.21%
0.37%
1.04%
4.51%
0.12%
0.33%
1.26%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
9/30/07
9/30/08
9/30/09
6/30/10
Credit Quality - Peer Comparison
FFCH
Peer Median (2)
NPAs / Assets
NCOs / Average Loans
(1) Peer data not available as of July 20, 2010 for the period ended June 30, 2010
(2) Represents publicly-traded Southeast commercial banks and thrifts with total assets of $ 1.0 billion - $ 5.0 billion
Data Source: SNL Financial
(1)
*
12 month ended
9 month ended
3.18%
0.28%
0.84%
2.92%
4.35%
0.61%
1.39%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
9/30/07
9/30/08
9/30/09
6/30/10

$50,000
$40,000
$30,000
$20,000
$10,000
$0
4.00%
3.00%
2.00%
1.00%
0.00%
$33,376
$35,412
$42,999
$40,475
$32,518
$33,732
$37,538
$37,340
1.40%
1.33%
1.63%
1.55%
0.99%
$858
$1,680
$5,461
$3,135
$2,951
3Q-09
4Q-09
1Q-10
2Q-10
3Q-10
Covered
Non-Covered
% of Loans

Total Delinquencies(1)
Note: Dollars in thousands
(1) Loans past due 30-89 days.
$25,636
$22,685

$150
$125
$100
$75
$50
$25
$0
$66
$13
$81
$1
$22
$109
$21
$136
$12
$132
$13
3Q-09
4Q-09
1Q-10
2Q-10
3Q-10

Non-Performing Assets
Non-performing loans (1) - Non-Covered
OREO - Non-Covered
Non-performing loans (1) - Covered
OREO - Covered
Note: Dollars in millions
(1) Includes loans past due 90+ days and still accruing interest
$14
$8
$7
$15
$9
$4
$7
$6
$5
$4
$9
$105
$80
$123
$128
$7
$7

$40,000
$36,000
$32,000
$28,000
$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$0
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.43%
1.10%
3.04%
5.56%
4.94%
$9,490
$7,307
$20,266
$36,718
$32,159
3Q-09
4Q-09
1Q-10
2Q-10
3Q-10
Net Charge Offs
NCO / Average Loans

Net Charge - Offs
Note: Dollars in thousands

Nonaccrual Loans - Geographic Distribution
June 30, 2010
Note: Dollars in thousands; percentages represent portion of total nonaccrual loans
$3,583
$7,534
$12,765
$12,323
$34,641
$61,212
9%
26%
46%
3%
10%
6%
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
$55,000
$60,000
$65,000
Charleston
Florence
Grand Strand
Hilton Head
Wilmington, NC
Other
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%

Deposits and Investments

Deposit Mix - June 30, 2010
Note: Dollars in thousands
Deposit Mix
•     Strong core deposit growth
•     Utilize Brokered CD market when cost-
        efficient
•     Liquid loan portfolio provides borrowing
        capacity
Non-interest Bearing
Interest Bearing
Savings
Money Market
Customer CDs
Brokered - Others
Brokered - CDARs
7%
14%
40%
8%
16%
6%
9%
Balance
Weighted
Average Rate
at 6/30/10
Non-interest Bearing
$
207,196
Interest Bearing
385,738
0.51
Savings
163,468
0.45
Money Market
346,535
0.82
Customer CDs
977,493
2.32
CDARs
135,306
0.83
Brokered - Others
232,059
1.57
Brokered
367,365
1.35
Total Deposits
$
2,447,795
1.34

$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$1,311
$341
$146
$340
$203
$1,277
$344
$155
$338
$190
$1,223
$339
$154
$361
$200
$1,358
$346
$163
$367
$204
$1,345
$347
$163
$386
$207
3Q-09
4Q-09
1Q-10
2Q-10
3Q-10
Non-Interest Bearing
Interest Bearing
Savings
Money Market
CDs

Deposit Trends
Note: Dollars in millions
$ 2,341
$ 2,304
$ 2,277
$ 2,438
$ 2,448

Core Deposit Initiatives
• Coastal Carolina’s “Most Convenient Bank”
 – Seven-day a week banking
 – Extended banking hours
 – Member of nationwide surcharge-free ATM network
• Innovative deposit products and services
 – Moolah Checking
 – In-school banking programs
 – Dollars4Debits™
• Multiple distribution channels
 – 18 in-store financial centers
 • Approximately 51% of all new checking account openings
 • In-store average annual checking account growth of 24% (1)
 – Internet banking capabilities
 – Mobile banking
• Deposit-linked compensation
 – All customer-relationship employees company wide
(1) Average annual growth from September 2004—September 2009

Investment Portfolio - June 30, 2010
Note: Dollars in millions
(1) Below Investment grade or not rated
(2) Credit rating balances based on fair value, not book
(3) Excludes FHLB stock
• 51.4% fixed / 48.6% variable
• Tax equivalent yield: 4.93%
• Weighted average life to call/repricing: 1.97 years; Modified duration: 1.95 years
• Private label / CMO
 – 2003-2005 vintages. All but 3 securities are in super senior or senior tranches (3 are in mezzanine)
• Bank trust preferred CDOs
 – <$1 Million; all are in mezzanine tranche
Below
Amortized
Investment
Cost
Fair Value
OCI
OTTI
AAA
AA
A
BBB
Grade
Private Label / CMO
$
290.3
$
302.3
$
7.3
($1.1)
$
192.6
$
13.7
$
22.8
$
34.9
$  38.3
100% Bank Trust Preferred CDO
8.0

4.0

(2.4)
(4.9)

-

-

-

-

4.0

Corporate debt and other investments
6.6

7.2

0.4
(1.1)

-

-

1.0

1.6

4.6

Agency MBS
88.0

91.6

2.2
-

-

-

-

-

Agency CMO
6.6

6.8

0.1
-

-

-

-

-

Treasury / Agency
2.1

2.1

-

-

-

-

-

-

Municipals
(2)
22.1
23.9
4.1
11.0
6.8
2.0
Total
(3)
$
423.7
$
437.9
$
7.6
($7.1)
$
196.7
$
24.7
$
30.6
$
36.5
$  48.9

Financial Results

$45,611
$53,936
$66,731
$47,915
$48,825
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
2007
2008
2009
Jun-09
Jun-10
Pre-Tax, Pre-Provision Earnings
Note: Dollars in thousands, except per share data
(1) Excludes extraordinary gain on acquisition of $28.9 million
(1)
For the fiscal year ended September 30,
For the 9 mos. ended
(1)

Net Interest Margin
(1) Peer data not available for the quarter ended June 30, 2010 as of July 20, 2010
(2) Represents publicly-traded Southeast commercial banks and thrifts with total assets of $ 1.0 billion - $ 5.0 billion
Data Source: SNL Financial
3.56%
3.48%
3.48%
3.92%
3.92%
3.99%
3.94%
3.64%
4.16%
3.30%
3.16%
3.31%
3.59%
3.65%
3.43%
3.42%
3.48%
3.00%
3.50%
4.00%
4.50%
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
FFCH
Peer Median
     (1)
*

$22,046
$24,830
$24,667
$18,747
$19,217
$21,566
$23,901
$22,501
$16,636
$17,634
$4,255
$7,456
$8,070
$5,398
$6,916
$2,551
$3,628
$3,896
$3,032
$2,465
$2,244
($1,204)
$1,293
$1,502
($1,015)
($900)
$47,579
$52,788
$61,585
$58,093
$42,125
$(5,000)
$(0)
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
$55,000
$60,000
$65,000
2007
2008
2009
Jun-09
Jun-10
Other Non-Fee
Based Income
Trust /
Brokerage Fees
401k
Administrative
Services
Mortgage
Banking Income
Deposit Service
Charges
Insurance
Core Non-Interest Income(1)
Note: Dollars in thousands
(1) Excludes gains/losses on sales of investments, OTTI, and gains/losses on disposition of assets
(2) Based on the average for the five fiscal years ending September 30, 2009.
(3) American Pensions, Inc. acquisition, July 1, 2009
• 5 year FY Average: Core Non-interest income / total revenue = 37.7% (2)
(3)
For the fiscal year ended September 30,
For the 9 mos. ended

Insurance Rev./
Core Non-Int. Inc. (3)                    41.8%                      40.3%                      42.5%                    44.5%                               40.4%

Note: Dollars in thousands
(1) Bank Insurance and Securities Association, December 2009
(2) Based on insurance commissions for the rolling twelve month period ending June 30, 2010
(3) Calculation excludes OTTI, gains/losses on sales of investments and gains/losses on disposition of assets
Insurance Operations
• Continued focus on acquiring successful Southeastern insurance agencies
• Ranked 2nd nationally for contribution of insurance operations to total net income (1)
• Major carriers represented: Allstate, Cincinnati, Hartford, Selective, Travelers
• 44% P&C - Commercial; 40% P&C - Personal; 16% Life & Health (2)
• Expansion opportunities with excess and surplus lines through all Allstate’s Northlight program
$
22,046
$
24,830
$
24,667
$
18,747
$
19,217
16.3%
16.2%
13.7%
14.4%
13.4%
$
0
$
10,000
$
20,000
$
30,000
FY-07
FY-08
FY-09
9 mo.
Jun-09
9 mo.
Jun-10
0.0%
5.0%
10.0%
15.0%
20.0%
Insurance Revenues
% of Total Revenues

Wealth Management Platform
• Deliver Banking, Brokerage, Insurance, Trust and 401K services
• Mass / Select affluent ($100,000 - $2 million of investable assets) - target market aligning delivery capabilities with market demographics
• Planned future enhancement of capabilities to capture additional opportunities in the Select Affluent space (above $2 million)
• Client-centric advisory-driven sales model - team approach
• Concierge level service leveraging the historic legacy and reputation of the
 First Federal brand

Efficiency Ratio
FFCH Consolidated           67.2%                                          64.3%                                          59.6%                                            59.3%                                  62.0%
Peer Median (1)                            64.3                                              66.7                                               70.9                                                 72.2                                     71.80(2)

Efficiency Ratio
Note: Financial information based on respective companies’ fiscal year-end dates
(1) Represents publicly-traded Southeast commercial banks and thrifts with total assets of $ 1.0 billion - $ 5.0 billion
(2) Based on data for the quarter ended June 30, 2010 as of July 20, 2010
Data Source: SNL Financial
67.2%
64.3%
59.6%
61.2%
58.5%
52.2%
53.1%
54.8%
59.3%
62.0%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
FY-07
FY-08
FY-09
YTD
Jun-09
YTD
Jun-10
Thrift Only
Consolidated

Investment Highlights
• Experienced management team
• Diversified income stream and balance sheet
• Long-term attractive banking markets
• Attractive expansion opportunities in banking and insurance businesses
• Core deposit growth
• Effective management of interest-rate risk
• Opportunities in C&I lending and wealth management

Appendix

Consumer Lending
Home Equity Loans
Manufactured Housing
• Average LTV is 73% which includes our
 second position equity lines along with
 another lender’s first position (1)
• 100% variable rate (prime-based)
• Average line amount = $81,145
• Average home value = $330,198 (1)
• Delinquent and nonaccrual loans to
 category gross loan balance = 3.48%
• 100% fixed rate
• Average loan balance = $38,771
• Average rate = 9.19%
• Delinquent and nonaccrual loans to
 category gross loan balance = 2.34%
• State of Origin:
(1) Measured at the time of origination
SC
59
%
FL
16
NC
12
GA
7
Other
6
FY 2007
FY 2008
FY 2009
YTD-09
YTD-10
Home Equity
0.04
%
0.34
%
1.17
%
1.04
%
3.64
Manufactured Housing
0.98
%
0.93
%
1.10
%
0.99
%
1.23
Net Charge-Offs / Average Loans

Credit Quality - Recent Trends
Note: Dollars in thousands
 Percent to category gross loans
Delinquent + Nonaccrual
Real Estate - Residential
$
$
34,520
$
33,423
$
38,485
$
39,945
$
37,642
%
3.71
%
3.52
%
3.98
%
4.10
%
3.77
Real Estate - Construction
$
$
7,785
$
5,110
$
4,988
$
4,209
$
2,257
%
13.71
%
12.42
%
15.21
%
13.32
%
11.27
Commercial Real Estate
$
$
6,076
$
11,044
$
25,794
$
31,033
$
28,075
%
1.77
%
2.54
%
5.90
%
7.15
%
6.39
Commercial Construction
$
$
2,265
$
2,284
--
$
4,773
$
3,481
%
4.77
%
4.29
%
--
10.80
%
11.65
Commercial Business
$
$
1,922
$
1,264
$
6,093
$
7,039
$
5,249
%
0.98
%
1.31
%
6.87
%
8.18
%
6.07
Land
$
$
29,946
$
47,680
$
53,788
$
65,986
$
59,856
%
9.76
%
15.89
%
19.28
%
26.30
%
26.89
Home Equity
$
$
9,748
$
7,697
$
12,717
$
14,558
$
13,851
%
2.47
%
1.95
%
3.17
%
3.63
%
3.48
Manufactured Housing
$
$
5,200
$
5,411
$
6,412
$
6,706
$
6,181
%
2.18
%
2.22
%
2.56
%
2.62
%
2.34
Marine
$
$
1,161
$
954
$
2,000
$
1,147
$  560
%
1.49
%
1.16
%
2.71
%
1.62
%
0.82
Credit Cards
$
$
377
$
224
$
239
$
381
$  476
%
2.22
%
1.28
%
1.29
%
2.14
%
2.64
Other
$
$
829
$
874
$
1,225
$
460
$  236
%
1.47
%
1.75
%
2.50
%
1.01
%
0.52
Total
$
99,829
$
115,965
$
151,741
$
176,237
$
157,864
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10

Credit Quality - Recent Trends
Note: Dollars in thousands
(1) NCOs / Average Gross Loans percentages calculated on an annualized basis
Net Charge-offs / Loans
(1)
Real Estate - Residential
$
$
231
$
943
$
1,328
$
3,821
$
5,801
%
0.10
%
0.40
%
0.55
%
1.55
%
2.35
Real Estate - Construction
$
$
2,010
$
569
$
807
$
1,096
$
907
%
12.76
%
4.91
%
8.69
%
13.98
%
15.01
Commercial Real Estate
$
$
35
$
166
$
1,022
$
7,131
$
2,307
%
0.04
%
0.16
%
0.94
%
6.57
%
2.13
Commercial Construction
$
--
--
$
953
--
$
1,264
%
--
--
7.05
%
--
12.62
Commercial Business
$
$
946
$
654
$
652
$
1,027
$
1,980
%
2.77
%
2.03
%
2.90
%
4.69
%
9.13
Land
$
$
3,595
$
1,501
$
10,656
$
18,313
$
13,153
%
4.59
%
1.97
%
14.82
%
27.90
%
22.00
Home Equity
$
$
1,154
$
1,549
$
2,619
$
3,309
$
4,966
%
1.18
%
1.57
%
2.63
%
3.30
%
4.96
Manufactured Housing
$
$
717
$
866
$
745
$
638
$
950
%
1.03
%
1.43
%
1.20
%
1.01
%
1.46
Marine
$
$
383
$
377
$
612
$
621
$
401
%
1.97
%
1.95
%
3.27
%
3.44
%
2.30
Credit Cards
$
$
214
$
228
$
254
$
264
$
187
%
5.14
%
5.28
%
5.75
%
5.82
%
4.19
Other
$
$
205
$
454
$
618
$
498
$
243
%
2.31
%
3.33
%
4.89
%
4.19
%
2.15
Total
$
9,490
$
7,307
$
20,266
$
36,718
$
32,159
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10

ATLANTIC
Acceptance Corp.
KINGHORN
Insurance Services, Inc.
The
KIMBRELL
Company, Inc.
FIRST
SOUTHEAST
Insurance Services, Inc.
FIRST
SOUTHEAST
Investor Services, Inc.
SOMERS-
PARDUE
Insurance Services
JOHNSON
Insurance Associates, Inc./
Benefit Administrators, Inc.
AMERICAN
Pensions, Inc.